Exhibit 10.35

SERIES B COMMON STOCK PURCHASE AGREEMENT

THIS SERIES B COMMMON STOCK PURCHASE AGREEMENT (this “Series B Purchase Agreement”) is made as of the 20th day of April, 2012 by and between Compact Particle Acceleration Corporation, a Wisconsin corporation (the “Company”), and Accuray Incorporated, a Delaware corporation (“Purchaser”).  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement (as defined below).

A.                                    The Company, Purchaser and other shareholders of the Company are party to that certain Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”).

B.                                    On the date hereof, at the Initial Closing, (i) Purchaser is purchasing from the Company and the Company is selling and issuing to Purchaser certain shares of Series A Preferred Stock and certain warrants to purchase shares of Series B Common Stock (as defined below) pursuant to the Purchase Agreement; and (ii) the Company and Purchaser are executing and delivering (1) certain Transaction Agreements as contemplated by the Purchase Agreement and (2) that certain side letter agreement, dated as of the date hereof, between the Company and Purchaser (such Transaction Agreements and such side letter agreement, together with the Purchase Agreement, the “Transaction Documents”).

C.                                    Purchaser desires to purchase from the Company and the Company desires to issue and sell to Purchaser certain shares of the Company’s Series B Common Stock, $0.001 par value per share (the “Series B Common Stock”), at the Initial Closing, on the terms and conditions set forth in this Series B Purchase Agreement.

The parties hereby agree as follows:

1.                                      Purchase and Sale of Series B Common Stock.

1.1.                            Purchase, Sale and Issuance.  Subject to the terms and conditions of this Series B Purchase Agreement, the Company agrees to sell and issue to Purchaser at the Initial Closing 1,000,000 shares of Series B Common Stock.  The shares of Series B Common Stock issued to Purchaser pursuant to this Agreement shall be referred to herein as the “Series B Common Shares.”  The Company and Purchaser agree that the consideration paid by Purchaser at the Initial Closing pursuant to the Purchase Agreement, as well as the execution and delivery to the Company of the Purchase Agreement and the other Transaction Documents executed and delivered to the Company by Purchaser at the Initial Closing, is in part consideration for the Series B Common Shares.

1.2.                            Closing; Delivery.  The purchase and sale of the Series B Common Shares hereunder shall take place remotely via the exchange of documents and signatures at the Initial Closing.  At the Initial Closing, the Company shall deliver to Purchaser a certificate representing the Series B Common Shares.

2.                                      Representations and Warranties of the Company.  The Company hereby represents and warrants to Purchaser that, except as set forth on the Disclosure Schedule attached as Exhibit C to the Purchase Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the Company Representations (as defined below) are true and complete as of the date hereof, except as otherwise indicated (subject to the second and third sentences of Section 2 of the Purchase Agreement).

For purposes of this Agreement, the “Company Representations” means the representations set forth in Section 2 of the Purchase Agreement, which are incorporated herein by reference; provided, however, that (i) all references therein to “the Shares” (except such reference in Section 2.2(c) of the Purchase Agreement) shall be deemed to be references to the Series B Common Shares, (ii) all references therein to “this Agreement” (except such references in Section 2.2(c) of the Purchase Agreement) shall be deemed to be references to this Series B Purchase Agreement, (iii) all references therein to “the Purchasers,” including similar terms such as “the Purchaser”, “any Purchaser” and “each Purchaser” (except for the such references in the first sentence of Section 2.2(b) and in Section 2.2(c) of the Purchase Agreement), shall be deemed to be references to Purchaser, and (iv) the representations set forth in Sections 2.4 and 2.5 of the Purchase Agreement, solely to the extent they relate to the Warrants or shares issuable upon exercise thereof, or to shares issuable upon conversion of shares of Series A Preferred Stock, shall be excluded from the Company Representations.

3.                                      Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to the Company that the Purchaser Representations are true and complete as of the date hereof.

For purposes of this Agreement, the “Purchaser Representations” means the representations set forth in Section 3 of the Purchase Agreement, which are incorporated herein by reference; provided, however, that (i) all references therein to “the Shares” shall be deemed to be references to the Series B Common Shares, (ii) all references therein to “this Agreement” shall be deemed to be references to this Series B Purchase Agreement, (iii) all references therein to “the Purchasers,” including similar terms such as “the Purchaser”, “any Purchaser” and “each Purchaser,” shall be deemed to be references to Purchaser, and (iv) such representations, solely to the extent they relate to the Warrants or shares issuable upon exercise thereof, or to shares issuable upon conversion of shares of Series A Preferred Stock, shall be excluded from the Purchaser Representations.

4.                                      Miscellaneous.

4.1.                            Certain Provisions Incorporated by Reference.  The provisions of Section 6 of the Purchase Agreement (except for Sections 6.8, 6.9 and 6.14 thereof) are incorporated herein by reference; provided, that (i) all references therein to “the Shares” shall be deemed to be references to the Series B Common Shares, (ii) all references therein to “this Agreement” shall be deemed to be references to this Series B Purchase Agreement, and (iii) all references therein to “the Purchasers,” including similar terms such as “the Purchaser”, “any Purchaser” and “each Purchaser,” shall be deemed to be references to Purchaser.

4.2.                            Amendments and Waivers.  Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and Purchaser.  Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon

Purchaser and each transferee of the Series B Common Shares, each future holder of such securities, and the Company.

IN WITNESS WHEREOF, the parties have executed this Series B Common Stock Purchase Agreement as of the date first written above.

COMPANY:

COMPACT PARTICLE ACCELERATION CORPORATION

By:
Name:
Title:

PURCHASER:

ACCURAY INCORPORATED

By:
Name:
Its:

SIGNATURE PAGE TO SERIES B COMMON STOCK PURCHASE AGREEMENT